UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOFKIELD TOTAL RETURN FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
ANNUAL REPORT
September 30, 2014
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of September 30, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $17 billion of assets under management as of September 30, 2014.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the ten-month period ended September 30, 2014. Please note the Fund’s fiscal year end was recently changed to September 30th.
Following a mixed year of capital market performance during 2013, in which equity markets benefited from an improving economic environment while fixed income markets were challenged by concerns over rising interest rates, the first half of 2014 witnessed a shift in trend. The year began slowly, with extreme winter weather conditions causing the U.S. economy to contract by 2.1%. Fortunately, investor concerns began to subside in the second quarter, as economic data-points demonstrated signs of renewed growth. In particular, employment, manufacturing activity and consumer confidence exceeded expectations, bolstering investor sentiment and leading the U.S. economy to grow by 4.6%.
However, the third quarter of 2014 witnessed a reversal in this momentum, as volatility returned to the capital markets amid escalating tensions between the Ukraine and Russia, ongoing military conflicts in the Middle East and continued economic weakness in Europe. Importantly, U.S markets served as one of the few bright spots, as economic data points generally reflected continuing growth. Despite this relative strength, U.S. data releases tended to be viewed negatively by investors, regardless of their implications on the economy, as signs of growth were met with concern over the potential for rising interest rates, while signs of deceleration were met with renewed anxiety over the health of the economic recovery. As September drew to a close, investor focus remained firmly centered upon the outlook for global growth, the potential for rising interest rates and the impact of a volatile geopolitical landscape.
Within this environment over the last twelve months, the 10-year U.S. Treasury rate declined by 12 basis points, ending the period at 2.52%. Recent announcements and policy activity by central banks across the globe indicate that interest rates are likely to remain low in the near term. Of note, we continue to expect the current low yield, low growth environment to benefit income-producing asset classes, particularly those with the potential to offer a combination of yield, stability and growth.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of September 30, 2014.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Brookfield Total Return Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the ten-month period ended September 30, 2014, Brookfield Total Return Fund Inc. (NYSE: HTR) (the “Fund”) had a total return based on net asset value of 11.57% and a total return based on market price of 15.72%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $24.97 on September 30, 2014, the Fund’s shares had a distribution yield of 9.13%. The distribution yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 0.23% over the ten-month period.
The Fund’s performance over the period was driven by income and continued improvement in fundamental performance within the portfolio’s exposure to residential and commercial real estate. The Fund’s allocations to credit, such as non-Agency Residential Mortgage-Backed Securities (“MBS”) and Commercial MBS (“CMBS”) continue to post strong returns. The Fund’s allocation to credit contributed positively to the Fund’s performance.
As of September 30, 2014, the Fund had approximately 4% of total investments invested in Agency MBS. The majority of the Fund’s Agency MBS is allocated to seasoned, higher coupon securities that we expect to fare better through this period of reduction in the asset purchase program. Within the Fund’s portfolio, the exposure to asset-backed securities (“ABS”), non-Agency MBS and CMBS represented approximately 82% of total investments as of September 30, 2014. The Fund had approximately 9% of total investments invested in corporate bonds. We believe that to the extent the economy remains on track, we will likely see continued improvement in our non-Agency MBS, CMBS and ABS assets, many of which remain at discount dollar prices. The current market price average was $98 for fixed rate CMBS, $95 for floating rate CMBS, $92 for fixed rate non-Agency MBS and $71 for floating rate non-Agency MBS, as of September 30, 2014.
The strategy for the Fund’s portfolio remains focused on income and capturing upside in the private label Residential MBS and CMBS universe. Unlike other fixed-income securities there is differentiated upside available in these sectors where the expectations priced into security cash flows, for mortgage losses, remains higher than the likely end result. We continue to manage the Fund sensitivity to interest rate changes towards the lower end of the historical range for the Fund.
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MARKET ENVIRONMENT
The lower, longer view on interest rates is in vogue. In our view, with the support of good but not great data lower, longer, is more likely to mean a lower than expected limit to the longer-end of the yield curve as opposed to zero short-term interest rates for a prolonged period of time. To this end, over the past two quarters, the interest rate curve, as measured by the two-year U.S. Treasury and the 10-year U.S. Treasury, has flattened over 35 basis points. As well, the forward curve now prices in even lower near-term expectations than do the dots that are now tracked representing the FOMC participants’ near-term view. Even with these lower rates, residential mortgage origination volume has remained low, nicely offsetting much of the impact of the reduction in the Agency MBS purchases made by the FOMC through the Asset Purchase Program.
Residential mortgage credit provision remains quite limited due to regulatory obstacles and outside of Agency guaranteed mortgage instruments, there is limited issuance of MBS given the bank demand for the cleaner, larger balance whole loans. This has created a very supportive technical backdrop for MBS generally and for non-Agency MBS specifically. As well, we have seen annualized price volatility decline to very low levels, and this has continued to expand the buyer base.
On the residential mortgage side, access to credit has remained stubbornly limited. New regulations and limits on “qualifying mortgage” or “QM” origination as well as declines in the FHA loan limits have continued to weigh on “access to credit”. If you looked only at the Mortgage Purchase Applications Index, for clarity on credit access, you may end up thinking we were still at the depths of the recession. These issues which limit access to mortgage credit have created a bifurcation within housing market data. This bifurcation has certainly led to some confusion about the health of housing amongst market pundits. We see housing market data breaking along the supply and demand lines. Data related to housing demand, new home sales, etc. has been very weak. Data related to housing supply has been very strong as trends like limited building, reduction in distressed inventory and very low levels of housing supply generally have contributed to home price index increases this year that rival the improvements seen last year. The degree of home price improvement has been unexpected and the corresponding reduction in loan to value ratios is an important and positive performance trend.
Home prices, as measured by CoreLogic, have continued to increase. CoreLogic’s index, including distressed sales, is up 6.5% year-over-year as of August 2014. This real estate appreciation is important. On the residential side, household net worth has improved which provides support to the economy. Increased property values result in lower loan to value ratios. Higher leverage has been an impediment to both refinancing and to relocation so lower loan to value ratios can result in higher prepayment speed and, in the commercial market, in refinances of mortgage loans previously thought to have too much leverage.
Delinquency rates also continue to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the second quarter of 2014 was 6%. The delinquency rate decreased for the fifth consecutive quarter and reached the lowest level since the fourth quarter of 2007. This level is down nearly 40% from the peak of 2010 and CMBS delinquency rates are also down, now 8.4%, down from a peak of 10.6% seen in 2012.
The commercial real estate market is very different than the residential market. Whereas residential real estate and the US consumer are now stabilizing after deleveraging, commercial real estate is in a re-leveraging cycle, albeit not quite as far along as U.S. corporations in re-leveraging. The RCA Commercial Property Price Index tracking major markets across the country shows a 13.4% increase year-over-year. The tremendous influx of foreign money for commercial real-estate in top tier markets has been tremendous, pushing these markets above the pre-crisis peak in prices. Credit is readily available and access to credit is expanding, along with the allowed leverage. This is always a time when it’s important to take stock of risk and how risk is priced. We believe the pricing for risk may not be adequate for more subordinated securities in the more recently issued multi-borrower CMBS deals, particularly given a market that is well into a re-leveraging phase. That said, the more generous terms of credit will facilitate refinancing of more seasoned loans with a higher degree of leverage, a benefit to our seasoned holdings in the CMBS sector.
This year marks the fifth anniversary of the Home Affordable Modification Program, or HAMP. This means that the
2014 Annual Report3

Brookfield Total Return Fund Inc.

earliest modifications under the HAMP program are loans now coming to their first mortgage rate step-up. Over time, we will see if these rate step-ups provide refinance incentive to borrowers who have cured their credit, if borrowers will pay the increased mortgage rates or if weaker borrowers will default. The rate step-ups could provide potential for an increase in cash flows to non-agency MBS as more loans hit their fifth anniversary.
We have taken a methodical approach to adding securities and adjusting the Fund’s exposure to benefit from these market conditions and believe our scale within the market is appropriate to capture security-specific opportunities. We believe the Fund’s holdings will continue to benefit from solid fundamental improvements playing their way through loan performance and cash flows in both the commercial and residential mortgage markets.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Mortgage Purchase Applications Index- is the Mortgage Bankers Association’s weekly measurement of nationwide home loan applications based on a sample of about 75% of U.S. mortgage activity. Contrary to its name, the MBA Purchase Index does not measure the number of homes purchased or mortgage loans closed.
Moody’s RCA Commercial Property Price Index - measures price changes in US commercial real estate. The index is calculated using advanced a Repeat-Sale Regression (RSR) methodology of qualified repeat sale observations to measure price change in commercial real estate.
CoreLogic’s index – measures home price indices across the US using fresh national transaction data.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
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Brookfield Total Return Fund Inc.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2014 and subject to change based on subsequent developments.
2014 Annual Report5

Brookfield Total Return Fund Inc.
Portfolio Characteristics (Unaudited)
September 30, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	9.13%
Weighted average coupon	3.25%
Weighted average life	7.76 years
Average portfolio dollar price (excluding interest-only securities)	$ 89.62
Percentage of fixed securites (excluding cash, equities and interest-only securities)	30.3%
Percentage of floating securities (excluding cash, equities and interest-only securities)	69.7%
Percentage of leveraged assets	29.77%
Total number of holdings	289

CREDIT QUALITY[2]
AAA	13.9%
AA	1.5%
A	8.1%
BBB	6.4%
BB	7.4%
B	21.2%
Below B	41.5%
Total	100.0%

ASSET ALLOCATION
U.S. Government & Agency Obligations	5.3%
Asset-Backed Securities	4.8%
Residential Mortgage Related Holdings	49.8%
Commercial Mortgage Related Holdings	59.1%
Interest-Only Securities	4.9%
Corporate Bonds	13.0%
Preferred Stocks	2.4%
Liabilities in Excess of Other Assets	(39.3)%
Total	100.0%

1 Distributions may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2014 stock price.
2 The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P rating.
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Brookfield Total Return Fund Inc.
Schedule of Investments
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.3%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL [1]	6.85%	12/18/27	$ 239	$ 269,323
Total U.S. Government Agency Collateralized Mortgage Obligations				269,323
U.S. Government Agency Pass-Through Certificates – 5.2%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation	4.00	TBA	4,000	4,211,248
Pool Q03049 [1]	4.50	08/01/41	2,572	2,793,492
Pool C69047 [1]	7.00	06/01/32	354	404,073
Pool C53494 [1]	7.50	06/01/31	44	45,147
Pool C56878 [1]	8.00	08/01/31	99	108,113
Pool C58516 [1]	8.00	09/01/31	40	40,722
Pool C59641 [1]	8.00	10/01/31	214	249,055
Pool C55166 [1]	8.50	07/01/31	103	111,356
Pool C55167 [1]	8.50	07/01/31	65	68,062
Pool C55169 [1]	8.50	07/01/31	62	64,298
Pool G01466 [1]	9.50	12/01/22	375	413,480
Pool 555559 [1]	10.00	03/01/21	80	86,396
Pool 555538 [1]	10.00	03/01/21	117	126,018
Federal National Mortgage Association
Pool 753914 [1]	5.50	12/01/33	1,079	1,210,015
Pool 761836 [1]	6.00	06/01/33	567	645,143
Pool 948362 [1]	6.50	08/01/37	203	226,512
Pool 555933 [1]	7.00	06/01/32	1,708	2,002,012
Pool 645912 [1]	7.00	06/01/32	345	392,082
Pool 645913 [1]	7.00	06/01/32	585	672,771
Pool 650131 [1]	7.00	07/01/32	507	581,852
Pool 789284 [1]	7.50	05/01/17	21	21,142
Pool 827853 [1]	7.50	10/01/29	34	34,185
Pool 545990 [1]	7.50	04/01/31	636	725,619
Pool 255053 [1]	7.50	12/01/33	134	154,449
Pool 735576 [1]	7.50	11/01/34	776	935,178
Pool 896391 [1]	7.50	06/01/36	331	383,331
Pool 735800 [1]	8.00	01/01/35	484	586,723
Pool 636449 [1]	8.50	04/01/32	403	483,907
Pool 458132 [1]	8.96	03/15/31	734	853,629
Pool 852865 [1]	9.00	07/01/20	458	509,796
Pool 545436 [1]	9.00	10/01/31	310	382,670
Total U.S. Government Agency Pass-Through Certificates				19,522,476
Total TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $18,487,954)				19,791,799

See Notes to Financial Statements.
2014 Annual Report7

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES – 4.8%
Housing Related Asset-Backed Securities – 4.8%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2,3]	6.50%	08/15/30	$ 1,643	$ 1,739,548
Bayview Opportunity Master Fund IIA Trust
Series 2012-4NR2, Class A [1,2,3,4]	3.95	01/28/34	1,764	1,773,069
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	274	302,933
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	1,092	1,173,749
Series 1997-7, Class A7	6.96	07/15/28	947	988,963
Series 1997-2, Class A6	7.24	06/15/28	109	113,834
Series 1997-6, Class A9	7.55	01/15/29	899	953,814
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	207	224,057
Series 2001-B, Class A6	6.47	04/15/40	179	195,592
Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	4,450	4,773,340
Series 2004-1, Class M2 [5] (Acquired 07/01/04, Cost $3,875,841, 1.1%)	8.11	08/15/37	3,667	4,201,737
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,765,923
Total Housing Related Asset-Backed Securities				18,206,559
Total TOTAL ASSET-BACKED SECURITIES (Cost $17,823,801)				18,206,559
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 49.8%
Non-Agency Mortgage-Backed Securities – 49.8%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [4,6]	0.29	04/25/47	7,427	6,439,305
Series 2006-OA10, Class 3A1 [1,4,6]	0.34	08/25/46	7,593	5,841,961
Series 2005-51, Class 4A1 [4,6]	0.47	11/20/35	5,570	4,616,069
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,014	870,351
Series 2007-12T1, Class A22	5.75	06/25/37	4,243	3,558,030
Series 2006-29T1, Class 2A5	6.00	10/25/36	3,736	3,352,741
Series 2006-41CB, Class 2A17	6.00	01/25/37	1,653	1,457,406
Series 2006-29T1, Class 3A3 [6,7]	76.84	10/25/36	1,057	3,402,443
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [4,6]	0.30	12/25/36	2,350	1,875,521
Banc of America Funding Corp.
Series 2003-3, Class B4 [5] (Acquired 01/28/04, Cost $197,214, 0.0%)	5.48	10/25/33	218	73,510
Series 2003-3, Class B5 [5] (Acquired 01/28/04, Cost $115,526, 0.0%)	5.48	10/25/33	154	34,595
BCAP LLC Trust
Series 2012-RR4, Class 5A6 [2,3,6]	2.37	05/26/36	4,634	3,270,094

See Notes to Financial Statements.
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Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2009-RR13, Class 18A2 [2,3,6]	5.78%	07/26/37	$ 2,046	$1,892,806
BNC Mortgage Loan Trust
Series 2007-2, Clas A5 [4]	0.46	05/25/37	6,351	4,638,992
Citicorp Mortgage Securities Trust
Series 2006-3, Class 1A4 [2,3]	6.00	06/25/36	2,130	2,210,816
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2,3,6]	2.20	04/25/45	3,244	2,726,070
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [5] (Acquired 09/13/07, Cost $75,313, 0.0%)	5.23	01/25/34	303	45,230
Series 2007-5, Class A29	5.50	05/25/37	833	802,843
Series 2006-21, Class A11	5.75	02/25/37	2,704	2,555,771
Series 2004-21, Class A10	6.00	11/25/34	361	381,775
Series 2007-18, Class 1A1	6.00	11/25/37	779	716,049
Series 2006-14, Class A4	6.25	09/25/36	5,263	4,891,074
CSMC
Series 2010-19R, Class 5A4 [2,3]	3.25	08/27/36	7,280	6,908,523
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [4,6]	0.30	04/19/47	5,000	4,161,083
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [5,6] (Acquired 08/30/01, Cost $82,768, 0.0%)	0.65	06/25/30	86	54,920
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1	5.44	01/25/35	1,517	1,209,411
GSAMP Trust
Series 2006-HE5, Class A2C [4,6]	0.30	08/25/36	4,880	4,122,582
Series 2006-HE8, Class A2C [4,6]	0.32	01/25/37	6,277	5,016,604
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	983	1,015,602
Indymac Index Mortgage Loan Trust
Series 2006-FLX1, Class A1 [4,6]	0.36	11/25/36	6,136	5,408,034
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [4,6]	0.25	01/25/37	1,030	571,798
Series 2006-HE2, Class A3 [4,6]	0.31	08/25/36	9,979	4,789,694
Series 2006-HE3, Class A4 [4,6]	0.38	01/25/37	795	459,035
JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [4,6]	0.34	03/25/36	2,549	2,191,372
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [5,6] (Acquired 10/29/04, Cost $201,093, 0.0%)	2.11	10/25/33	235	79,158
Series 2003-A2, Class B4 [5,6] (Acquired 10/29/04, Cost $131,375, 0.0%)	2.39	11/25/33	154	57,851
Master Asset Backed Securities Trust
Series 2006-NC3, Class A3 [4,6]	0.25	10/25/36	2,743	1,721,827
Series 2006-NC2, Class A4 [4,6]	0.30	08/25/36	1,766	943,356
Series 2006-NC3, Class A4 [4,6]	0.31	10/25/36	2,929	1,856,691
Series 2006-HE5, Class A3 [4,6]	0.31	11/25/36	5,680	3,829,347
Series 2006-NC3, Class A5 [4,6]	0.36	10/25/36	4,516	2,885,264
Series 2006-HE5, Class A4 [4,6]	0.37	11/25/36	1,917	1,303,804

See Notes to Financial Statements.
2014 Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2006-NC2, Class A5 [4,6]	0.39%	08/25/36	$ 656	$ 356,025
Series 2005-NC2, Class A4 [4,6]	0.50	11/25/35	7,390	4,871,662
Mid-State Capital Corp.
Series 2004-1, Class B	8.90	08/15/37	370	412,452
Mid-State Trust X
Series 10, Class B [5] (Acquired 01/05/04, Cost $1,672,752, 0.5%)	7.54	02/15/36	1,757	1,933,227
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [4,6]	0.43	09/25/36	6,395	5,652,822
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [2,3,8]	0.00	02/26/37	38	12
Series 2014-1R, Class 2A11 [2,3,6]	0.28	02/26/37	15,156	7,941,471
Series 2013-1R, Class 3A12 [2,3,4,6]	0.31	10/26/36	10,226	7,776,607
Series 2014-6R, Class 5A7 [2,3]	2.57	04/26/37	4,670	3,056,515
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	9,078	9,103,484
Series 2001-D, Class A4	6.93	09/15/31	1,195	1,104,129
RAAC Series
Series 2005-SP1, Class M3 [5] (Acquired 08/02/07, Cost $44,577, 0.0%)	5.47	09/25/34	115	1
RALI Trust
Series 2006-QO7, Class 2A1 [6]	0.97	09/25/46	12,696	8,961,107
RBSSP Resecuritization Trust
Series 2010-1, Class 3A2 [2,3,6]	5.21	08/26/35	2,607	2,563,475
RESI Finance LP
Series 2006-QO1, Class 2A1 [4,6]	0.42	02/25/46	4,556	2,625,392
Series 2006-QS14, Class A30 [6,7]	79.24	11/25/36	210	611,328
Residential Asset Securitization Trust
Series 2007-QS6, Class A2 [6,7]	54.30	04/25/37	330	749,806
Resix Finance Limited Credit-Linked Notes
Series 2004-C, Class B7 [2,3,5,6,9] (Acquired 09/23/04, Cost $785,187, 0.1%)	3.65	09/10/36	785	392,594
Series 2004-S1, Class B1 [5] (Acquired 02/26/04, Cost $159,760, 0.0%)	5.25	02/25/34	179	90,749
Series 2004-S1, Class B2 [5] (Acquired 02/26/04, Cost $0, 0.0%)	5.25	02/25/34	95	7,716
Series 2003-S7, Class B2 [5] (Acquired 05/19/03, Cost $0, 0.0%)	5.50	05/25/33	133	5,040
Series 2003-D, Class B7 [2,3,5,6] (Acquired 11/19/03, Cost $434,423, 0.1%)	5.90	12/10/35	434	210,798
Series 2003-CB1, Class B8 [2,3,5,6] (Acquired 12/22/04, Cost $1,034,366, 0.1%)	6.90	06/10/35	1,166	449,051
Series 2004-B, Class B9 [2,3,5,6,9] (Acquired 05/21/04, Cost $319,161, 0.0%)	8.40	02/10/36	319	137,241
Series 2004-A, Class B10 [2,3,5,6,9] (Acquired 03/09/04, Cost $208,172, 0.0%)	11.65	02/10/36	208	11,645
Saxon Asset Securities Trust
Series 2006-2, Class A3C [4,6]	0.30	09/25/36	2,539	2,370,869
Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2A [4,6]	0.22	04/25/37	5,892	3,951,459

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-NC1, Class A2B [4,6]	0.30%	12/25/36	$ 6,382	$ 3,646,831
Series 2007-BR2, Class A2 [4,6]	0.38	02/25/37	4,113	2,451,534
Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [6]	1.45	03/25/37	5,255	4,809,514
Washington Mutual Mortgage Pass-Through Certificates
Series 2006-AR12, Class 1A2 [6]	2.36	10/25/36	2,403	2,176,533
Series 2007-HY5, Class 3A1 [6]	4.61	05/25/37	1,674	1,599,372
Series 2003-S1, Class B4 [2,3,5] (Acquired 10/25/07, Cost $16,475, 0.0%)	5.50	04/25/33	111	1
Series 2007-5, Class A11 [6,7]	38.55	06/25/37	113	222,181
Series 2005-6, Class 2A3 [6,7]	49.45	08/25/35	165	293,971
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [5] (Acquired 04/13/05, Cost $529,584, 0.0%)	5.50	06/25/34	644	56,719
Series 2007-8, Class 1A22	6.00	07/25/37	523	521,706
Series 2007-8, Class 2A2	6.00	07/25/37	1,092	1,078,701
Series 2007-13, Class A7	6.00	09/25/37	420	417,579
Series 2005-18, Class 2A10 [6,7]	22.17	01/25/36	245	307,535
Total Non-Agency Mortgage-Backed Securities				187,168,262
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $175,201,082)				187,168,262
COMMERCIAL MORTGAGE RELATED HOLDINGS – 59.1%
Commercial Mortgage-Backed Securities – 57.2%
A10 Securitization LLC
Series 2014-1, Class B [2,3]	3.87	04/15/33	2,112	2,109,989
Series 2013-2, Class B [2,3]	4.38	11/15/27	2,927	2,966,043
Series 2014-1, Class C [2,3]	4.57	04/15/33	1,171	1,171,632
Series 2014-1, Class D [2,3]	5.08	04/15/33	328	328,957
Series 2013-2, Class C [2,3]	5.12	11/15/27	2,000	2,045,106
Series 2013-2, Class D [2,3]	6.23	11/15/27	501	523,738
ACRE Commercial Mortgage Trust
Series 2013-FL1, Class D [2,3,6]	4.56	06/15/30	5,000	5,044,635
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	13,150	13,602,031
Series 2007-3, Class AJ [1]	5.56	06/10/49	14,670	15,189,890
Series 2007-2, Class A4 [1]	5.61	04/10/49	4,850	5,263,099
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,5] (Acquired 03/08/06, Cost $1,701,033, 0.1%)	5.43	03/11/39	1,729	278,710
Series 2007-PW16, Class B [2,3,5] (Acquired 09/22/10-03/03/11, Cost $4,262,304, 1.6%)	5.71	06/11/40	6,000	5,909,544
Series 2007-PW16, Class C [2,3,5] (Acquired 09/22/10, Cost $2,945,212, 1.3%)	5.71	06/11/40	5,000	4,760,000
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [2,3,9]	6.75	06/20/31	195	198,456
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,2,3,6]	0.84	12/10/49	9,277	8,836,343
Series 2007-GG7, Class AJ [1]	5.82	07/10/38	3,830	3,980,963

See Notes to Financial Statements.
2014 Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-GG11, Class AJ [1]	6.05%	12/10/49	$ 10,330	$10,827,131
Series 2007-GG11, Class B	6.15	12/10/49	3,568	3,186,756
Series 2007-GG11, Class C	6.15	12/10/49	8,400	6,561,433
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,6]	0.39	01/15/49	7,000	6,681,591
Series 2007-C2, Class A3 [1]	5.54	01/15/49	6,024	6,504,842
Series 2006-C1, Class K [2,3,5] (Acquired 03/07/06, Cost $7,020,099, 0.3%)	5.64	02/15/39	7,073	955,435
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C2, Class AMFX [1]	4.88	04/15/37	10,800	10,888,733
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B [5] (Acquired 12/07/10, Cost $1,672,288, 0.5%)	4.97	12/10/41	1,750	1,781,514
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [2,3,5] (Acquired 09/24/03, Cost $361,186, 0.1%)	5.32	10/15/37	362	361,214
Series 2007-CB20, Class AM	5.88	02/12/51	1,180	1,310,200
Series 2009-IWST, Class D [1,2,3,5] (Acquired 06/28/07, Cost $7,726,719, 2.2%)	7.45	12/05/27	7,000	8,448,811
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,731,096
Series 2007-C1, Class C [5] (Acquired 02/10/11, Cost $2,962,049, 0.9%)	5.53	02/15/40	3,260	3,250,324
Series 2007-C1, Class D	5.56	02/15/40	3,600	3,529,084
Series 2007-C7, Class AJ	6.46	09/15/45	10,000	10,509,000
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,5,6] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.60	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2006-IQ11, Class J [2,3,5] (Acquired 05/24/06, Cost $12,702, 0.0%)	5.53	10/15/42	175	3,767
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	6,108	6,517,609
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,736,675
Series 2007-T27, Class AJ [1]	5.65	06/11/42	3,757	4,074,467
Series 2007-IQ14, Class A4 [1]	5.69	04/15/49	6,690	7,266,865
Series 2004-HQ4, Class G [2,3,5] (Acquired 03/01/06, Cost $58,305, 0.0%)	5.74	04/14/40	58	58,360
Morgan Stanley Dean Witter Capital I Trust
Series 2003-TOP9, Class F [2,3,5] (Acquired 07/08/10, Cost $2,844,531, 0.8%)	5.64	11/13/36	2,877	2,875,629
Series 2003-TOP9, Class G [2,3,5] (Acquired 07/08/10, Cost $4,513,339, 1.2%)	5.91	11/13/36	4,577	4,575,430
Vornado DP LLC Trust
Series 2010-VNO, Class D [2,3,5] (Acquired 08/08/10, Cost $919,828, 0.3%)	6.36	09/13/28	920	1,056,418
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [2,3,5] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,697,580

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-C20, Class F [2,3,5] (Acquired 10/15/10, Cost $2,883,842, 1.0%)	5.43%	07/15/42	$ 4,000	$ 3,852,364
Series 2007-C33, Class AJ	6.14	02/15/51	10,000	10,466,800
Total Commercial Mortgage-Backed Securities				214,918,622
Mezzanine Loan – 1.9%
BOCA Mezzanine	8.17	08/15/15	7,107	7,106,803
Total Mezzanine Loan				7,106,803
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $211,667,367)				222,025,425
INTEREST-ONLY SECURITIES – 4.9%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,6,10]	3.85	07/16/34	10,000	720,960
Federal National Mortgage Association
Series 2012-125, Class MI [10]	3.50	11/25/42	4,499	918,822
Series 2013-32, Class IG [10]	3.50	04/25/33	7,621	1,348,378
Series 2011-46, Class BI [10]	4.50	04/25/37	5,059	554,861
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,3,6,10]	0.96	05/10/36	2,180	40,125
Government National Mortgage Association
Series 2005-76, Class IO [1,6,10]	0.57	09/16/45	22,108	670,672
Series 2012-100, Class IO [1,6,10]	0.83	08/16/52	33,149	2,174,307
Series 2012-70, Class IO [1,6,10]	0.97	08/16/52	45,717	2,855,952
Series 2012-95, Class IO [1,6,10]	0.98	02/16/53	11,040	848,491
Series 2012-78, Class IO [1,6,10]	1.05	06/16/52	35,182	2,424,714
Series 2013-40, Class IO [1,6,10]	1.08	06/16/54	19,524	1,313,938
Series 2010-132, Class IO [1,6,10]	1.10	11/16/52	11,904	701,562
Series 2012-132, Class IO [1,6,10]	1.13	06/16/54	23,626	1,611,282
Series 2012-89, Class IO [1,6,10]	1.27	12/16/53	34,787	2,163,698
Vendee Mortgage Trust
Series 1997-2, Class IO [6,10]	0.03	06/15/27	12,081	6,874
Wachovia Commercial Mortgage Pass-Through Certificates
Series 2002-C2, Class IO1 [2,3,6,10]	1.56	11/15/34	2,245	3,398
Total INTEREST-ONLY SECURITIES (Cost $18,761,436)				18,358,034
CORPORATE BONDS – 13.0%
Automotive – 0.5%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	315,750
American Axle & Manufacturing, Inc.	7.75	11/15/19	350	392,000
Chrysler Group LLC	8.25	06/15/21	750	817,500
Jaguar Land Rover Automotive PLC [2,3,11]	8.13	05/15/21	400	437,500
Total Automotive				1,962,750
Basic Industry – 1.6%
Alpha Natural Resources, Inc.	6.25	06/01/21	775	450,469
Arch Coal, Inc.	7.25	06/15/21	925	446,312
Associated Materials LLC	9.13	11/01/17	500	490,000
Cascades, Inc. [11]	7.88	01/15/20	500	521,250

See Notes to Financial Statements.
2014 Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
FMG Resources August 2006 Property Ltd. [2,3,11]	6.88%	04/01/22	$ 525	$ 534,187
Hexion US Finance Corp.	9.00	11/15/20	600	571,500
Ineos Finance PLC [1,2,3,11]	7.50	05/01/20	425	452,625
Masonite International Corp. [2,3,11]	8.25	04/15/21	600	642,000
Steel Dynamics, Inc.	7.63	03/15/20	300	315,000
Trinseo Materials Operating SCA [11]	8.75	02/01/19	517	544,143
United States Steel Corp. [1]	7.00	02/01/18	325	354,250
Xerium Technologies, Inc.	8.88	06/15/18	525	553,875
Total Basic Industry				5,875,611
Capital Goods – 0.7%
AAR Corp.	7.25	01/15/22	500	537,500
Crown Cork & Seal Company, Inc.	7.38	12/15/26	350	385,000
Mueller Water Products, Inc. [1]	8.75	09/01/20	281	302,075
Reynolds Group Issuer, Inc. [1]	7.88	08/15/19	750	796,875
Terex Corp.	6.50	04/01/20	600	628,500
Total Capital Goods				2,649,950
Consumer Cyclical – 0.6%
ACCO Brands Corp.	6.75	04/30/20	600	621,000
Levi Strauss & Co.	7.63	05/15/20	600	633,000
Limited Brands, Inc.	7.60	07/15/37	500	540,000
Roundy's Supermarkets, Inc. [2,3]	10.25	12/15/20	500	462,500
Total Consumer Cyclical				2,256,500
Consumer Non-Cyclical – 0.4%
Bumble Bee Holdings, Inc. [1,2,3]	9.00	12/15/17	558	584,505
Jarden Corp.	7.50	05/01/17	300	327,750
Post Holdings, Inc.	7.38	02/15/22	500	495,000
Total Consumer Non-Cyclical				1,407,255
Energy – 2.4%
Atlas Pipeline Partners LP	5.88	08/01/23	600	586,500
Basic Energy Services, Inc. [1]	7.75	02/15/19	550	569,250
BreitBurn Energy Partners LP [1]	7.88	04/15/22	675	683,438
Calfrac Holdings LP [2,3]	7.50	12/01/20	600	627,000
CGG SA [1,11]	6.50	06/01/21	550	481,250
Crestwood Midstream Partners LP [1]	6.00	12/15/20	600	603,000
EV Energy Partners LP	8.00	04/15/19	800	828,000
Ferrellgas Partners LP	8.63	06/15/20	500	520,000
Global Partners LP [2,3]	6.25	07/15/22	400	398,000
Hilcorp Energy I LP [2,3]	8.00	02/15/20	600	626,250
Key Energy Services, Inc.	6.75	03/01/21	600	577,500
Linn Energy LLC	7.75	02/01/21	300	302,250
Linn Energy LLC	8.63	04/15/20	300	310,125
Precision Drilling Corp. [11]	6.63	11/15/20	300	311,250
RKI Exploration & Production LLC [2,3]	8.50	08/01/21	350	361,375
Trinidad Drilling Ltd. [2,3,11]	7.88	01/15/19	600	620,625
W&T Offshore, Inc.	8.50	06/15/19	600	621,000
Total Energy				9,026,813

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Healthcare – 1.2%
CHS/Community Health Systems, Inc.	7.13%	07/15/20	$ 700	$ 742,000
Fresenius Medical Care U.S. Finance II, Inc. [1,2,3]	5.88	01/31/22	300	318,000
HCA, Inc.	5.88	05/01/23	150	153,375
HCA, Inc.	8.00	10/01/18	600	682,500
Jaguar Holding Company II [2,3]	9.50	12/01/19	600	643,500
Kindred Healthcare, Inc. [2,3]	6.38	04/15/22	700	682,500
Polymer Group, Inc.	7.75	02/01/19	450	465,750
Service Corporation International	6.75	04/01/16	400	421,000
Service Corporation International [1]	8.00	11/15/21	450	526,500
Total Healthcare				4,635,125
Media – 1.1%
Cablevision Systems Corp. [1]	5.88	09/15/22	100	96,750
Cablevision Systems Corp.	8.63	09/15/17	500	555,625
CCO Holdings LLC [1]	5.75	01/15/24	250	248,750
CCO Holdings LLC [1]	6.63	01/31/22	300	315,000
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	778,125
Gannett Company, Inc. [1]	6.38	10/15/23	500	520,000
Lamar Media Corp. [2,3]	5.38	01/15/24	550	551,375
Mediacom Broadband LLC	6.38	04/01/23	550	561,000
National CineMedia LLC	6.00	04/15/22	525	530,250
Total Media				4,156,875
Services – 2.8%
Avis Budget Car Rental LLC	5.50	04/01/23	550	545,875
Boyd Gaming Corp.	9.00	07/01/20	600	630,000
Casella Waste Systems, Inc.	7.75	02/15/19	550	551,375
Cedar Fair LP [1]	5.25	03/15/21	200	197,000
Chester Downs & Marina LLC [2,3]	9.25	02/01/20	825	775,500
H&E Equipment Services, Inc. [1]	7.00	09/01/22	600	640,500
Iron Mountain, Inc.	6.00	08/15/23	250	256,250
Iron Mountain, Inc.	8.38	08/15/21	500	520,625
Isle of Capri Casinos, Inc. [1]	7.75	03/15/19	600	625,500
Jurassic Holdings III, Inc. [2,3]	6.88	02/15/21	100	100,000
MGM Resorts International	7.63	01/15/17	350	380,625
MGM Resorts International [1]	7.75	03/15/22	125	139,062
MGM Resorts International [1]	8.63	02/01/19	275	310,090
MTR Gaming Group, Inc.	11.50	08/01/19	621	677,614
Palace Entertainment Holdings LLC [2,3]	8.88	04/15/17	525	543,375
PulteGroup, Inc.	6.38	05/15/33	550	548,625
Scientific Games Corp. [1]	8.13	09/15/18	450	433,125
Standard Pacific Corp. [1]	8.38	05/15/18	300	340,500
Standard Pacific Corp. [1]	8.38	01/15/21	450	515,250
The ADT Corp. [1]	6.25	10/15/21	525	543,375
The Hertz Corp. [1]	6.25	10/15/22	600	607,500
The Hertz Corp. [1]	7.50	10/15/18	300	310,500
United Rentals North America, Inc.	7.63	04/15/22	450	489,375
Total Services				10,681,641

See Notes to Financial Statements.
2014 Annual Report15

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Technology & Electronics – 0.3%
First Data Corp. [1,2,3]	7.38%	06/15/19	$ 750	$ 789,450
ION Geophysical Corp.	8.13	05/15/18	300	285,000
Total Technology & Electronics				1,074,450
Telecommunications – 1.4%
Altice SA [2,3,11]	7.75	05/15/22	200	206,500
CenturyLink, Inc.	7.65	03/15/42	300	295,500
Cincinnati Bell, Inc. [1]	8.38	10/15/20	414	436,770
Cincinnati Bell, Inc.	8.75	03/15/18	132	136,950
Fairpoint Communications, Inc. [2,3]	8.75	08/15/19	600	628,500
Frontier Communications Corp.	7.13	03/15/19	600	648,000
Intelsat Jackson Holdings SA [1,11]	5.50	08/01/23	600	573,000
Level 3 Financing, Inc. [1]	8.63	07/15/20	525	568,312
Qwest Capital Funding, Inc.	6.88	07/15/28	350	346,518
T-Mobile USA, Inc.	6.63	04/01/23	550	562,375
Wind Acquisition Finance SA [2,3,11]	7.38	04/23/21	250	251,250
Windstream Corp.	7.50	06/01/22	525	552,563
Total Telecommunications				5,206,238
Total CORPORATE BONDS (Cost $48,912,795)				48,933,208

	Shares	Value
PREFERRED STOCKS – 2.4%
Finance & Investment – 2.4%
Ally Financial, Inc., 7.00% [2,3]	5,000	$ 5,004,688
Public Storage, 6.00%	160,000	3,972,800
Total Finance & Investment		8,977,488
Total PREFERRED STOCKS (Cost $9,031,250)		8,977,488
Total Investments – 139.3% (Cost $499,885,685)		523,460,775
Liabilities in Excess of Other Assets – (39.3)%		(147,548,040)
TOTAL NET ASSETS – 100.0%		$ 375,912,735

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2014

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2014, the total value of all such securities was $116,426,963 or 31.0% of net assets.
3	— Private Placement.
4	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
5	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of September 30, 2014, the total value of all such securities was $46,009,661 or 12.2% of net assets.
6	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2014.
7	— Security is an inverse floating rate bond.
8	— Zero-Coupon Note - Interest rate represents current yield to maturity.
9	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2014, the total value of all such securities was $739,936 or 0.2% of net assets.
10	— Interest rate is based on the notional amount of the underlying mortgage pools.
11	— Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
2014 Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities
September 30, 2014

Assets:
Investments in securities, at value	$523,460,775
Cash	12,247,668
Cash collateral for reverse repurchase agreements	2,818,375
Interest receivable	2,761,974
Receivable for investments sold	1,282,818
Principal paydown receivable	9,382
Prepaid expenses	6,317
Total assets	542,587,309
Liabilities:
Reverse repurchase agreements (Note 6)	161,522,000
Interest payable for reverse repurchase agreements (Note 6)	530,782
Payable for TBA transactions	4,217,653
Investment advisory fee payable (Note 4)	201,339
Administration fee payable (Note 4)	61,951
Directors' fee payable	10,058
Accrued expenses	130,791
Total liabilities	166,674,574
Commitments and contingencies (Note 10)
Net Assets	$375,912,735
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,607
Additional paid-in capital (Note 7)	438,495,447
Accumulated net realized loss on investment transactions and futures transactions	(86,297,409)
Net unrealized appreciation on investments	23,575,090
Net assets applicable to capital stock outstanding	$375,912,735
Total investments at cost	$499,885,685
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$ 26.93

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Operations

	For the Ten Months Ended September 30, 2014*	For the Fiscal Year Ended November 30, 2013
Investment Income (Note 2)
Interest	$30,472,812	$34,170,687
Dividends	165,500	—
Total investment income	30,638,312	34,170,687
Expenses:
Investment advisory fees (Note 4)	2,014,265	2,321,859
Administration fees (Note 4)	619,774	714,418
Reports to stockholders	100,587	89,929
Directors' fees	89,433	108,370
Legal fees	88,703	107,172
Fund accounting servicing fees	73,197	86,310
Audit and tax services	64,822	65,000
Insurance	38,867	87,013
Transfer agent fees	26,013	47,268
Custodian fees	25,924	45,189
Registration fees	19,510	31,306
Miscellaneous	14,997	21,500
Total operating expenses	3,176,092	3,725,334
Interest expense on reverse repurchase agreements (Note 6)	1,708,559	1,401,310
Total expenses	4,884,651	5,126,644
Net investment income	25,753,661	29,044,043
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on:
Investments	1,313,481	(4,673,748)
Futures transactions	—	26,415
Net realized gain (loss) on investment transactions and futures transactions	1,313,481	(4,647,333)
Net change in unrealized appreciation on:
Investments	11,969,858	27,414,212
Futures	—	13,123
Net change in unrealized appreciation on investments and futures	11,969,858	27,427,335
Net realized and unrealized gain on investments and futures	13,283,339	22,780,002
Net increase in net assets resulting from operations	$39,037,000	$51,824,045

*	The Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.
2014 Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Ten Months Ended September 30, 2014^	For the Fiscal Year Ended November 30, 2013	For the Fiscal Year Ended November 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 25,753,661	$ 29,044,043	$ 21,752,374
Net realized gain (loss) on investment transactions and futures transactions	1,313,481	(4,647,333)	(628,801)
Net change in unrealized appreciation on investments and futures	11,969,858	27,427,335	31,204,597
Net increase in net assets resulting from operations	39,037,000	51,824,045	52,328,170
Distributions to Stockholders (Note 2):
Net investment income	(25,868,594)	(29,305,886)	(22,081,984)
Return of capital	(656,704)	(2,523,318)	(413,975)
Total distributions paid	(26,525,298)	(31,829,204)	(22,495,959)
Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	—	73,021 *	72,097,601
Reinvestment of distributions	—	29,572	254,361
Capital received as a result of shares issued due to fund merger	—	—	64,656,398
Net increase in net assets from capital stock transactions	—	102,593	137,008,360
Total increase in net assets	12,511,702	20,097,434	166,840,571
Net Assets:
Beginning of period	363,401,033	343,303,599	176,463,028
End of period	$375,912,735	$363,401,033	$343,303,599
(including distributions in excess of net investment income of)	$ —	$ —	$ —

Share Transactions:
Shares issued or sold as result of rights offering	—	—	3,500,000
Reinvested shares	—	1,122	10,789 #
Shares issued due to fund merger	—	—	2,710,279 #
Net increase in shares outstanding	—	1,122	6,221,068

^	The Fund changed its fiscal year end from November 30 to September 30.
*	This amount represents an adjustment to paid-in capital in connection with the rights offering.
#	Share amounts have been adjusted to reflect the 1:4 reverse stock split that occurred effective August 22, 2012.

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Cash Flows

Increase (Decrease) in Cash:	For the Ten Months Ended September 30, 2014*	For the Fiscal Year Ended November 30, 2013
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 39,037,000	$ 51,824,045
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(132,719,892)	(205,676,419)
Proceeds from disposition of long-term portfolio investments and principal paydowns	137,123,638	178,727,293
Sales of short-term portfolio investments, net	—	30
Purchases of TBA transactions, net	(4,844)	(918,055)
(Increase) Decrease in interest receivable	214,478	(153,151)
(Increase) Decrease in receivable for investments sold	1,451,553	(2,734,371)
(Increase) Decrease in principal paydown receivable	(1,115)	74,343
Decrease in prepaid expenses	31,354	90,807
Decrease in payable for investments purchased	(262,148)	(6,004,431)
Increase in payable for TBA transactions	144,389	—
Decrease in payable for variation margin	—	(6,344)
Increase in interest payable for reverse repurchase agreements	214,141	256,470
Increase in investment advisory fee payable	7,780	13,757
Increase in administration fee payable	2,394	4,237
Increase in directors' fee payable	10,058	—
Decrease in payable due to rights offering	—	(561,774)
Increase (Decrease) in accrued expenses	6,591	(81,919)
Net accretion or amortization on investments and paydown gains or losses on investments	(12,946,530)	(12,661,201)
Unrealized appreciation on investments	(11,969,858)	(27,414,212)
Net realized (gain) loss on investment transactions	(1,313,481)	4,673,748
Net cash provided by (used for) operating activities	19,025,508	(20,547,147)
Cash flows provided by (used for) financing activities:
Net cash provided by (used for) reverse repurchase agreements	(2,017,840)	60,049,512
Net cash provided by rights offering	—	73,021
Distributions paid to stockholders, net of reinvestments	(26,525,298)	(31,799,632)
Net cash provided by (used for) financing activities	(28,543,138)	28,322,901
Net increase (decrease) in cash	(9,517,630)	7,775,754
Cash at beginning of period	24,583,673	16,807,919
Cash at end of period	$ 15,066,043	$ 24,583,673
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the ten months ended September 30, 2014, and for the fiscal year ended November 30, 2013, totaled $1,494,418 and $1,144,840, respectively.
Non-cash financing activities included reinvestment of distributions for the ten months ended September 30, 2014 and for the fiscal year ended November 30, 2013 of $0 and $29,572, respectively.
Cash at September 30, 2014 and November 30, 2013 includes $2,818,375 and $315,448 for collateral for reverse repurchase agreements.

*	The Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.
2014 Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

For the Ten Months Ended September 30	For the Fiscal Year Ended November 30
	2014 [4]	2013	2012	2011 [6]	2010 [6]	2009 [6]
Per Share Operating Performance:
Net asset value, beginning of period	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84	$ 19.48
Net investment income	1.85	2.08	2.24	1.68	2.12	2.04
Net realized and unrealized gain (loss) on investments	0.95	1.64	3.01	(1.20)	2.92	2.60
Net increase in net asset value resulting from operations	2.80	3.72	5.25	0.48	5.04	4.64
Distributions from net investment income	(1.85)	(2.10)	(2.24)	(1.84)	(2.08)	(2.28)
Return of capital distributions	(0.05)	(0.18)	(0.04)	(0.64)	—	—
Total distributions paid	(1.90)	(2.28)	(2.28)	(2.48)	(2.08)	(2.28)
Change due to rights offering[1]	—	—	(1.18)	—	—	—
Net asset value, end of period	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84
Market price, end of period	$ 24.97	$ 23.31	$ 24.05	$ 22.56	$ 24.04	$ 20.80
Total Investment Return†	15.72% [2]	6.41%	17.29%	4.11%	26.63%	32.45%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$375,913	$363,401	$343,304	$176,463	$191,738	$168,907
Operating expenses	1.03% [3]	1.04%	1.30%	1.18%	1.23%	1.29%
Interest expense	0.55% [3]	0.39%	0.41%	0.53%	0.31%	0.14%
Total expenses	1.58% [3]	1.43%	1.71%	1.71%	1.54%	1.43%
Net investment income	8.31% [3]	8.13%	9.19%	6.83%	9.34%	10.01%
Portfolio turnover rate	26% [2]	38%	75%	43%	204%	73%
Reverse repurchase agreements, end of period (000s)	$161,522	$163,540	$103,490	$ 80,751	$ 81,513	$ 9,213
Asset Coverage per $1,000 unit of senior indebtedness[5]	$ 3,327	$ 3,222	$ 4,317	$ 3,185	$ 3,352	$ 19,333

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
[2]	Not annualized.
[3]	Annualized.
[4]	Amounts shown are for the ten months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[5]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[6]	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20

See Notes to Financial Statements.
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements
September 30, 2014

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland as a corporation on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund's primary investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund’s investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
2014 Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (“Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 19,791,799	$ —	$ 19,791,799
Asset-Backed Securities	—	16,433,490	1,773,069	18,206,559
Residential Mortgage Related Holdings	—	15,823,386	171,344,876	187,168,262
Commercial Mortgage Related Holdings	—	—	222,025,425	222,025,425
Interest-Only Securities	—	—	18,358,034	18,358,034
Corporate Bonds	—	48,933,208	—	48,933,208
Preferred Stocks	8,977,488	—	—	8,977,488
Total	$ 8,977,488	$ 100,981,883	$ 413,501,404	$ 523,460,775
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of September 30, 2014	Valuation Methodology	Significant Unobservable Input	Price
Residential Mortgage Related Holdings
Resix Finance Limited Credit-Linked Notes, Series 2004-C, Class B7	$392,594	Discounted Cash Flow	Implied Spread to Index	$ 50.00
Resix Finance Limited Credit-Linked Notes, Series 2004-B, Class B9	137,241	Discounted Cash Flow	Implied Spread to Index	$ 43.00
Resix Finance Limited Credit-Linked Notes, Series 2004-A, Class B10	11,645	Discounted Cash Flow	Implied Spread to Index	$ 5.59
Commercial Mortgage Related Holdings
Commercial Mortgage Lease-Backed Certificate, Series 2001-CMLB, Class A1	198,456	Discounted Cash Flow	Implied Spread to Index	$101.87
Total	$739,936

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At September 30, 2014, the value of these securities was approximately $412,761,468. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence
2014 Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	U.S. Government & Agency Obligations	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Total
Balance as of November 30, 2013	$ 6,139	$ 2,673,331	$126,680,108	$253,310,599	$ 18,000,567	$ 400,670,744
Accrued Discounts (Premiums)	45	-	1,315,793	5,797,486	(1,280,911)	5,832,413
Realized Gain (Loss)	34,310	96,213	12,333,451	(1,262,612)	19,418,701	30,620,063
Change in Unrealized Appreciation (Depreciation)	179,921	(11,842)	6,849,322	7,331,713	(485,039)	13,864,075
Purchases at cost	—	3,000,000	73,554,597	13,160,729	2,617,553	92,332,879
Sales proceeds	(220,415)	(3,984,633)	(49,388,395)	(56,312,490)	(20,467,698)	(130,373,631)
Transfers into Level 3	—	—	—	—	554,861	554,861 (a)
Balance as of September 30, 2014	$ —	$ 1,773,069	$171,344,876	$222,025,425	$ 18,358,034	$ 413,501,404
Change in unrealized gains or losses relating to assets still held at reporting date:	$ —	$ 8,775	$ 8,334,235	$ 4,511,529	$ (485,039)	$ 12,369,500

(a) Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.
For the ten month period ended September 30, 2014, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2014, open taxable years consisted of the taxable years ended November 30, 2011 through November 30, 2013 and September 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a
2014 Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at September 30, 2014 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	4.00%	$4,000,000	$4,217,653
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market. The Fund did not have any futures contracts outstanding during the period ended September 30, 2014.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
28Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the ten month period ended September 30, 2014 and the fiscal year ended November 30, 2013, the Adviser earned $2,014,265 and $2,321,859 in investment advisory fees from the Fund.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the ten month period ended September 30, 2014 and the fiscal year ended November 30, 2013, the Adviser earned $619,774 and $714,418 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
2014 Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the ten month period ended September 30, 2014, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$130,102,339	$133,119,826	$2,617,553	$4,003,812
6.Borrowings
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
30Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

At September 30, 2014, the Fund had the following reverse repurchase agreements outstanding:
Face Value	Description	Maturity Amount
$ 700,000	Credit Suisse, 0.37%, dated 08/05/14, maturity 11/05/14	$ 700,662
8,365,000	Goldman Sachs, 0.40%, dated 08/07/14, maturity 11/05/14	8,373,365
6,104,000	JP Morgan Chase, 0.34%, dated 07/08/14, maturity 10/06/14	6,109,188
2,539,000	JP Morgan Chase, 1.00%, dated 09/25/14, maturity 10/27/14	2,541,260
5,593,000	JP Morgan Chase, 1.01%, dated 09/05/14, maturity 10/06/14	5,597,846
969,000	JP Morgan Chase, 1.03%, dated 07/16/14, maturity 10/14/14	971,504
2,547,000	JP Morgan Chase, 1.13%, dated 07/16/14, maturity 10/14/14	2,554,218
1,911,000	JP Morgan Chase, 1.13%, dated 07/23/14, maturity 10/21/14	1,916,411
11,909,000	JP Morgan Chase, 1.18%, dated 07/16/14, maturity 10/14/14	11,944,239
6,706,000	JP Morgan Chase, 1.59%, dated 07/29/14, maturity 10/27/14	6,732,608
4,101,000	RBC Capital Markets, 0.93%, dated 07/01/14, maturity 01/02/15	4,120,532
477,000	RBC Capital Markets, 0.93%, dated 07/14/14, maturity 01/02/15	479,112
4,820,000	RBC Capital Markets, 0.93%, dated 07/16/14, maturity 10/16/14	4,831,488
30,361,000	RBC Capital Markets, 0.95%, dated 04/01/14, maturity 10/01/14	30,508,220
1,041,000	RBC Capital Markets, 0.95%, dated 05/08/14, maturity 10/01/14	1,045,027
221,000	RBC Capital Markets, 0.95%, dated 05/09/14, maturity 10/01/14	221,849
491,000	RBC Capital Markets, 0.95%, dated 06/05/14, maturity 10/01/14	492,535
393,000	RBC Capital Markets, 0.95%, dated 07/23/14, maturity 10/01/14	393,729
110,000	RBC Capital Markets, 0.95%, dated 08/08/14, maturity 10/01/14	110,157
2,794,000	RBC Capital Markets, 0.95%, dated 09/11/14, maturity 03/12/15	2,807,481
5,911,000	RBC Capital Markets, 0.98%, dated 07/16/14, maturity 10/16/14	5,925,843
2,809,000	RBC Capital Markets, 1.53%, dated 07/02/14, maturity 10/02/14	2,819,988
15,936,000	RBC Capital Markets, 1.53%, dated 07/16/14, maturity 10/16/14	15,998,416
4,956,000	RBC Capital Markets, 1.57%, dated 06/12/14, maturity 12/12/14	4,995,588
2,578,000	RBC Capital Markets, 1.58%, dated 07/02/14, maturity 10/02/14	2,588,414
32,510,000	RBC Capital Markets, 1.62%, dated 06/12/14, maturity 12/12/14	32,777,951
3,262,000	RBC Capital Markets, 1.68%, dated 08/26/14, maturity 02/26/15	3,289,993
1,408,000	Wells Fargo Advisors, 1.65%, dated 09/29/14, maturity 10/29/14	1,409,938
$161,522,000	Maturity Amount, Including Interest Payable	$162,257,562
	Market Value of Assets Pledged as Collateral for the Reverse Repurchase Agreements	$200,418,653
	Weighted Average Interest Rate	1.20%
The average daily balance of reverse repurchase agreements outstanding for the Fund during the ten month period ended September 30, 2014, was approximately $161,712,783 at a weighted average interest rate of 1.27%.
The maximum amount of reverse repurchase agreements outstanding at any time during the ten month period was $177,193,770, which was 32.11% of the Fund's total assets.
2014 Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Reverse Repurchase Agreements	$161,522,000	$—	$161,522,000	$161,522,000	$—	$—
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 50,000,000 shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at September 30, 2014 for the Fund, the Adviser owned 4,647 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended November 30, 2013, the Fund issued 29,572 shares for the reinvestment of distributions. For the ten month period ended September 30, 2014, the Fund did not issue any shares for the reinvestment of distributions.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the ten month period ended September 30, 2014 and the fiscal years ended November 30, 2013 and November 30, 2012, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
As of the close of business on March 30, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Helios Strategic Mortgage Income Fund, Inc. were transferred to the Brookfield Total Return Fund Inc. in exchange for corresponding shares of the Brookfield Total Return Fund Inc. of equal value. The purpose of the transaction was
32Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

to combine two funds with comparable investment objectives and strategies. The exchange ratio was 1.0657. The net asset value of the Brookfield Total Return Fund Inc. shares on the close of business March 30, 2012, after the reorganization was $5.96, and a total of 10,841,114 shares were issued to shareholders of the Helios Strategic Mortgage Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Strategic Mortgage Income Fund, Inc. stockholders. For financial reporting purposes, assets received and shares issued by the Brookfield Total Return Fund, Inc. were recorded at fair value; however the cost basis of investments received from Helios Strategic Mortgage Income Fund, Inc. was carried forward to align ongoing reporting of the Brookfield Total Return Fund Inc’s. realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
The components of net assets immediately before the acquisition were as follows:
	Capital Stock	Accumulated net investment loss	Accumulated net realized loss on investments	Net unrealized depreciation	Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$135,113,490	$(2,383,501)	$ (51,684,861)*	$(16,388,730)	$ 64,656,398
Brookfield Total Return Fund Inc.	277,545,747	(3,345,197)	(65,951,948)	(23,549,900)	184,698,702
Total	$412,659,237	$(5,728,698)	$(117,636,809)	$(39,938,630)	$249,355,100

* Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.
Effective August 22, 2012, the Fund affected a 1 for 4 reverse stock split for its shares. All share transactions in capital stock and per share data prior to August 22, 2012 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in the Fund.
The Fund issued to its stockholders of record as of the close of business on September 20, 2012, transferrable rights to subscribe for up to an aggregate of 3,500,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $21.50. The rights offering costs of approximately $675,947 and brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $72,097,601.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
2014 Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the ten month period ended September 30, 2014 was as follows:
Ordinary income	$25,868,594
Return of capital	656,704
Total distributions	$26,525,298
The tax character of distributions paid for the fiscal years ended were as follows:
	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012
Ordinary income	$29,305,886	$22,081,984
Return of capital	2,523,318	413,975
Total distributions	$31,829,204	$22,495,959
At September 30, 2014, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(86,297,409)
Tax basis unrealized appreciation on investments	23,575,090
Total tax basis net accumulated losses	$(62,722,319)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2014, the Fund had a capital loss carryforward of:
Expiring In:
2015	$ 3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite (Short-Term)	374,985
Infinite (Long-Term)	5,139,530
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$499,885,685	$42,073,325	$(18,498,235)	$23,575,090
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These
34Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the ten month period ended September 30, 2014, the following table shows the reclassifications made:
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$(1,719,287)	$114,933	$1,604,354
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosures.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1900	October 16, 2014	October 30, 2014
$0.1900	November 18, 2014	November 25, 2014
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2014 Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Report of Independent Registered Public Accounting Firm
September 30, 2014

To the Stockholders and Board of Directors of
Brookfield Total Return Fund Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Brookfield Total Return Fund Inc. as of September 30, 2014, and the related statements of operations and cash flows for the ten months then ended and for the year ended November 30, 2013, the statements of changes in net assets for the ten months ended September 30, 2014 and for each of the two years in the period ended November 30, 2013 and the financial highlights for the ten months ended September 30, 2014 and for each of the five years in the period ended November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield Total Return Fund Inc. as of September 30, 2014, and the results of its operations and its cash flows, the changes in its net assets and its financial highlights for each of the years or period presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
November 26, 2014
36Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Tax Information (Unaudited)
September 30, 2014

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (September 30, 2014) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 2.48% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar 2014. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
2014 Annual Report37

BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification (Unaudited)
September 30, 2014

On May 20, 2014, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
38Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Director Class I Director to serve until 2015 Annual Meeting of Stockholders:
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2006	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	8
Interested Director Class I Director to serve until 2015 Annual Meeting of Stockholders:
Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013 – Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner, Brookfield Financial (2009- 2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present).	8
Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2014	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	8
2014 Annual Report39

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2005	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012- Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003- Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	8
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Since 2014	Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	8
40Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).
Michelle Russell-Dowe* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Vice President	Since 2009	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Adviser.
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-Present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth A. Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2014 Annual Report41

BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
42Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2014 Annual Report43

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Kuczmarski, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended September 30, 2014 and November 30, 2013, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $61,000 and $61,000, respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each of the fiscal years ended September 30, 2014 and November 30, 2013, BBD billed the Registrant aggregate fees of $4,000 and $4,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal years ended September 30, 2014 and November 30, 2013, there were no Audit-related fees.

All Other Fees

For each of the fiscal years ended September 30, 2014 and November 30, 2013, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Edward A. Kuczmarski, Stuart A. McFarland, and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

—

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

—	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
—	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

—

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

—

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

—

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

—

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

—	these Policies and Procedures, as amended from time to time;
—	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
—	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
—	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Ms. Michelle Russell-Dowe – Managing Director

Ms. Russell-Dowe is a Portfolio Manager and Head of the Securitized Products Investment Team. In her role, Ms. Russell-Dowe is responsible for the firm’s Securitized Products Strategies and exposures. Ms. Russell-Dowe leads the securities analysis committee and also oversees research for structured products. Ms. Russell-Dowe has 20 years of investment experience in securitized products, including 15 years with the firm. She earned a Bachelor of Arts degree in Economics from Princeton University and a Master of Business Administration Degree from the Columbia Business School at Columbia University where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe as of October 31, 2014 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2012	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	4	$ 1,242 million	0	$ 0
	Other Pooled Investment Vehicles	8	$ 874 million	1	$ 35 million
	Other Accounts	11	$2,392 million	1	$ 739 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of October 31, 2014.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$ 50,001 - $ 100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 5, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	December 5, 2014